Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Universal Stainless & Alloy Products, Inc. (the “Company”) for the year ended December 31, 2008 as filed with the SEC on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

Date: March 6, 2009	/s/ Dennis M. Oates
Dennis M. Oates President and Chief Executive Officer (Principal Executive Officer)

Date: March 6, 2009	/s/ Richard M. Ubinger
Richard M. Ubinger Vice President of Finance, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)